UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 April 14, 2004
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits
         c.  Exhibits
             Exhibit 99.1  Press Release

ITEM 12.  Disclosure of Results of Operations and Financial Condition

Memphis, TN, Mid-America Apartment Communities, Inc. (NYSE: MAA) announced on April 14, 2004, that it expects its first quarter 2004 Funds From Operations ("FFO") to exceed its prior guidance and analysts' estimates.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  April 14, 2004       /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)